UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023

LOCAL BOUNTI CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40125	98-1584830
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 W. Main St.

Hamilton, MT 59840

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (800) 640-4016

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	LOCL	New York Stock Exchange
Warrants, each exercisable for one share of Common Stock for $11.50 per share	LOCL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 26, 2023, Local Bounti Corporation (“Local Bounti,” “we,” “us,” or “our”) held its special meeting of stockholders (the “Special Meeting”). As of April 3, 2023, the record date for the Special Meeting, there were 104,489,422 shares of common stock issued and outstanding, and entitled to vote at the Special Meeting, 65.04% of which were present via live webcast or by proxy at the Special Meeting, constituting a quorum to conduct business.

At the Special Meeting, stockholders voted on the following matter:

1.

Proposal 1 – To approve an amendment to Local Bounti’s Certificate of Incorporation, to, at the discretion of Local Bounti’s Board of Directors, effect a reverse stock split of the shares of Local Bounti’s common stock, at any time prior to June 30, 2024, at a ratio within a range of 1-for-2 to 1-for-25, with the exact ratio and effective time of the reverse stock split to be determined at the discretion of Local Bounti’s Board of Directors without further approval or authorization of our stockholders.

Votes For	Votes Against	Votes Abstaining
67,771,527	180,101	16,315

As there were sufficient votes in favor of Proposal 1, Proposal 2, as described in our definitive proxy statement, filed with the Securities and Exchange Commission on April 13, 2023 (the “Proxy Statement”), was not presented to stockholders.

If the Board of Directors of Local Bounti proceeds with the reverse stock split at any time prior to June 30, 2024, we will effectuate the amendment of our Certificate of Incorporation by filing the certificate of amendment, in the form attached as Annex A to the Proxy Statement, with the Delaware Secretary of State.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2023	Local Bounti Corporation

	By:	/s/ Kathleen Valiasek
	Name:	Kathleen Valiasek
	Title:	Chief Financial Officer